                                                                    Exhibit 99.2

                                                               EXECUTION VERSION

                 AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT

      AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT (this "Amendment No. 6"), dated as of July 18, 2006, by and among Handy & Harman, a New York corporation
("H&H"), OMG, Inc., a Delaware corporation formerly known as Olympic
Manufacturing Group, Inc. ("OMG"), Continental Industries, Inc., an Oklahoma
corporation ("Continental"), Maryland Specialty Wire, Inc., a Delaware
corporation ("Maryland Wire"), Handy & Harman Tube Company, Inc., a Delaware
corporation ("H&H Tube"), Camdel Metals Corporation, a Delaware corporation
("Camdel"), Canfield Metal Coating Corporation, a Delaware corporation
("Canfield"), Micro-Tube Fabricators, Inc., a Delaware corporation
("Micro-Tube"), Indiana Tube Corporation, a Delaware corporation ("Indiana
Tube"), Lucas-Milhaupt, Inc., a Wisconsin corporation ("Lucas"), Handy & Harman
Electronic Materials Corporation, a Florida corporation ("H&H Electronic"),
Sumco Inc., an Indiana corporation ("Sumco" and together with H&H, OMG,
Continental, Maryland Wire, H&H Tube, Camdel, Canfield, Micro-Tube, Indiana
Tube, Lucas and H&H Electronic, each individually, a "Borrower" and collectively, "Borrowers"), Handy & Harman of Canada, Limited, an Ontario
corporation ("H&H Canada"), ele Corporation, a California corporation ("ele"),
Alloy Ring Service Inc., a Delaware corporation ("Alloy"), Daniel Radiator
Corporation, a Texas corporation ("Daniel"), H&H Productions, Inc., a Delaware corporation ("H&H Productions"), Handy & Harman Automotive Group, Inc., a
Delaware corporation ("H&H Auto"), Handy & Harman International, Ltd., a
Delaware corporation ("H&H International"), Handy & Harman Peru, Inc., a
Delaware corporation ("H&H Peru"), KJ-VMI Realty, Inc., a Delaware corporation
("KVR"), Pal-Rath Realty, Inc., a Delaware corporation ("Pal-Rath"), Platina
Laboratories, Inc., a Delaware corporation ("Platina"), Sheffield Street
Corporation, a Connecticut corporation ("Sheffield"), SWM, Inc., a Delaware corporation ("SWM"), Willing B Wire Corporation, a Delaware corporation
("Willing" and together with H&H Canada, ele, Alloy, Daniel, H&H Productions,
H&H Auto, H&H International, H&H Peru, KVR, Pal-Rath, Platina, Sheffield and
SWM, each individually, a "Guarantor" and collectively, "Guarantors"), Steel
Partners II, L.P., successor by assignment from Canpartners Investments IV, LLC, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined)
acting for the financial institutions party thereto as lenders (in such capacity, together with its successors and assigns, "Agent"), and the financial institutions party thereto as lenders (collectively, "Lenders"). Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

                              W I T N E S S E T H:

      WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders)
have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated March 31, 2004, by and among Agent, successor by assignment to Steel
Partners II, L.P., Lenders, Borrowers and Guarantors (as amended by Amendment
No. 1 to Loan and Security Agreement, dated as of October 29, 2004, Amendment
No. 2 to Loan and Security Agreement, dated as of May 20, 2005, Amendment No. 3 to Loan and Security Agreement, dated as of December 29, 2005, Consent and
Amendment No. 4 to Loan and Security Agreement, dated as of January 24, 2006,

Consent and Amendment No. 5 to Loan and Security Agreement, dated March 31,
2006, and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements");

      WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein; and

      WHEREAS, by this Amendment No. 6, Borrowers, Guarantors, Agent and Lenders
desire and intend to evidence such amendments;

      NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

      1.   ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the following meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following:

           (a)  "WC Supplemental Term Loan" shall mean the term "Supplemental
Term Loans" as defined in the Working Capital Loan Agreement as in effect on the date hereof.

           (b)  "WHX Recapitalization" shall mean the term "WHX
Recapitalization" as defined in the Working Capital Loan Agreement as in effect on the date hereof.

      2.   MANDATORY PREPAYMENTS. Section 2.3 of the Loan Agreement is hereby amended as follows:

           (a)  Section 2.3(a)(i) of the Loan Agreement is hereby amended by deleting "and fourth" and replacing it with ", fourth, to the outstanding principal amount of the WC Supplemental Term Loan, and fifth";

           (b)  Section 2.3(a)(ii) of the Loan Agreement is hereby amended by deleting "and, third," and replacing it with ", third, to the outstanding principal amount of the WC Supplemental Term Loan, and, fourth,";

           (c)  Section 2.3(b) of the Loan Agreement is hereby amended by deleting "and third" and replacing it with ", third, to the outstanding principal amount of the WC Supplemental Term Loan, and fourth";

           (d)  Section 2.3(c)(i) of the Loan Agreement is hereby amended by deleting "and fourth" and replacing it with "fourth , to the outstanding principal amount of the WC Supplemental Term Loan, and fifth";

                                       2

           (e)  Section 2.3(c)(ii) of the Loan Agreement is hereby amended by deleting "and third" and replacing it with ", third, to the outstanding principal amount of the WC Supplemental Term Loan, and fourth";

           (f)  Section 2.3(c)(iii) of the Loan Agreement is hereby amended by deleting the "the WC Term Loans" and replacing it with "the WC Term Loans or the
WC Supplemental Term Loan"; and

           (g)  Section 2.3(f) of the Loan Agreement is hereby amended by deleting "the WC Term Loans, the WC Equipment Purchase Term Loans" from each place it appears and replacing it with "the WC Term Loans, the WC Equipment
Purchase Term Loans, the WC Supplemental Term Loan".

      3.   ALLOWED INDEBTEDNESS.

           (a)  Section 9.9(f) of the Loan Agreement is hereby amended by deleting "as in effect on the date hereof" and replacing it with "as in effect on the effective date of Amendment No. 6 to the Loan Agreement."

           (b)  Section 9.9(f)(i) of the Loan Agreement is hereby amended by adding the following phrase to the end of the paragraph: "plus (D) the WC
Supplemental Term Loan in an aggregate amount not to exceed $10,000,000, as reduced from time to time by the principal payments and prepayments of the WC
Supplemental Term Loan whether optional or mandatory,".

      4.   EVENTS OF DEFAULT. Section 10.1 of the Loan Agreement is hereby amended by (a) deleting the period at the end of clause (p) of such Section and replacing with "; or" and (b) inserting the following new clause at the end of such Section:

           "(q) the WHX Recapitalization shall not have occurred on or prior to
           December 31, 2006."

      5.   REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Borrower and
Guarantor hereby represents, warrants and covenants to Agent and Lenders the following (which shall survive the execution and delivery of this Amendment No.
6), the truth and accuracy of which are a continuing condition of the making of
Loans and providing Letter of Credit Accommodations to Borrowers:

           (a)  This Amendment No. 6 and each other agreement or instrument to be executed and delivered by Borrowers and Guarantors in connection herewith
(collectively, together with this Amendment No. 6, the "Amendment Documents")
have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of the Borrowers and Guarantors, as the case may be, contained herein and therein constitute the legal, valid and binding obligations of each of the
Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency,

                                       3

reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

           (b)  The execution, delivery and performance of this Amendment No. 6
(a) are all within each Borrower's and Guarantor's corporate or limited liability company powers and (b) are not in contravention of law or the terms of any Borrower's or Guarantor's certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any
Borrower or Guarantor or its property are bound.

           (c)  As of the date hereof, and after giving effect to the provisions of this Amendment No. 6, no Default or Event of Default exists or has occurred and is continuing.

           (d)  The Working Capital Amendment (as defined hereinafter) has been executed and delivered by all parties and is in full force and effect.

           (e)  All of the representations and warranties set forth in the Loan
Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

      6.   CONDITIONS PRECEDENT. The provisions contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

           (a)  Agent shall have received this Amendment No. 6, duly authorized, executed and delivered by Borrowers, Guarantors and Required Lenders;

           (b)  Agent shall have received a true and correct copy of any consent, waiver or approval to or of this Amendment No. 6 or any other Amendment
Documents which any Borrower or Guarantor is required to obtain from any other
Person, and such consent, waiver or approval shall in form and substance satisfactory to Agent;

           (c)  Agent shall have received (i) a true and correct copy of an amendment to the Working Capital Loan Agreement (the "Working Capital
Amendment"), in form and substance satisfactory to Agent, duly authorized, executed and delivered by each of the parties thereto, which Working Capital
Amendment shall be in full force and effect and (ii) an amendment to the
Intercreditor Agreement (the "Intercreditor Amendment"), in form and substance satisfactory to Agent, duly authorized, executed and delivered by Working
Capital Agent and acknowledged by Borrowers and Guarantors, which Intercreditor
Amendment shall be in full force and effect; and

           (d)  no Default or Event of Default shall exist or have occurred and be continuing.

                                       4

      7.   EFFECT OF THIS AGREEMENT. Except as expressly amended pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and, in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan
Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 6, the provisions of this Amendment No. 6 shall control.

      8.   FURTHER ASSURANCES. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by Agent to effectuate the provisions and purposes of this Amendment
No. 6.

      9.   GOVERNING LAW. The validity, interpretation and enforcement of this
Agreement and the other Financing Agreements (except as otherwise provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

      10.  BINDING EFFECT. This Amendment No. 6 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      11.  HEADINGS. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 6.

      12.  COUNTERPARTS. This Amendment No. 6 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 2 by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Amendment
No. 6. Any party delivering an executed counterpart of this Amendment No. 6 by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

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                                       5

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be executed on the day and year first above written.

AGENT AND LENDER                               BORROWERS
----------------                               ---------

STEEL PARTNERS II, L.P., as Agent
and Lender
                                               HANDY & HARMAN
By: STEEL PARTNERS, L.L.C., as
general partner                                By: /s/Robert Hynes
                                                   -----------------------------
By: /s/Glen Kassan                             Title: V.P. & CFO
    -------------------------
Title: Authorized Limited Partner

                                               OMG, INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               CONTINENTAL INDUSTRIES, INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

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                                               MARYLAND SPECIALTY WIRE, INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P., CFO & Secretary

                                               HANDY & HARMAN TUBE COMPANY,
                                               INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               CAMDEL METALS CORPORATION

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               CANFIELD METAL COATING
                                               CORPORATION

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               MICRO-TUBE FABRICATORS, INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               INDIANA TUBE CORPORATION

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               LUCAS-MILHAUPT, INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

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                                               HANDY & HARMAN ELECTRONIC
                                               MATERIALS CORPORATION

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               SUMCO INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               GUARANTORS
                                               ----------

                                               HANDY & HARMAN OF CANADA,
                                               LIMITED

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               ele CORPORATION

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               ALLOY RING SERVICE INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               DANIEL RADIATOR CORPORATION

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P., Treasurer &
                                                      Controller

                                               H&H PRODUCTIONS, INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

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                                               HANDY & HARMAN AUTOMOTIVE
                                               GROUP, INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P., Treasurer &
                                                      Assistant Secretary

                                               HANDY & HARMAN INTERNATIONAL,
                                               LTD.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               HANDY & HARMAN PERU, INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               KJ-VMI REALTY, INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               PAL-RATH REALTY, INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               PLATINA LABORATORIES, INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               SHEFFIELD STREET CORPORATION

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

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                                               SWM, INC.

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer

                                               WILLING B WIRE CORPORATION

                                               By: /s/Robert Hynes
                                                   -----------------------------
                                               Title: V.P. & Treasurer